UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2026

TRANSGLOBAL MANAGEMENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North, Suite 4887 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 989-4653

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2026, Jeff Foster resigned as the Chief Executive Officer of Transglobal Management Group, Inc. (the “Company”) and was subsequently appointed as the Company’s President. Mr. Foster will remain as the Company’s Chairman.

Also on March 23, 2026, Kelly Kirchhoff was appointed as the Company’s Chief Executive Officer. Mr. Kirchhoff will remain a director of the Company.

Also, on March 23, 2026, Scott Carlston was appointed as the Chief Financial Officer of the Company.

A summary of Mr. Foster, Mr. Kirchhoff and Mr. Carlston’s background and experience is as follows:

Jeff Foster, age 69, President and Chairman of the Board. Mr. Foster has more than 25 years of experience in entrepreneurial business development, operations, and industry leadership across the automotive, telecommunications, hospitality, and golf sectors. Early in his career, Mr. Foster became a licensed automobile wholesaler in the State of Florida and later founded and operated an independent cellular communications company in Arizona during the expansion of mobile telecommunications in the 1980s. Mr. Foster has significant experience in the golf industry. He is the founder of Arizona Fairways Magazine, which served as a regional golf publication and the Official Golf Guide of the Arizona Golf Association. He also founded Arizona Golf and Travel, a business that developed marketing programs facilitating travel-related barter arrangements between golf properties and advertisers. Mr. Foster served three terms as President of the Southwest Golf Media Association from January 2016 to January 2018. In March 2007 Mr. Foster founded GETGOLF, a technology platform designed to facilitate tee-time access, golf travel planning, and networking opportunities for golfers and course operators. He has served as Chief Executive Officer of GETGOLF since its inception. On October 20, 2025, Mr. Foster was appointed Chairman of the Board and Chief Executive Officer of Transglobal Management Group, Inc. Mr. Foster received an Associate Degree in Business from SCC in 1978. There are no family relationships between Mr. Foster and any director or executive officer of the Company, and there are no arrangements or understandings pursuant to which he was selected as a director. In addition, Mr. Foster has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Kelly L. Kirchhoff, age 58, Chief Executive Officer and Director. is a business professional with over 36 years of experience spanning sales, marketing, business management, and financial services. He began managing businesses in approximately July 1989 before transitioning into a career as a Financial Consultant. Mr. Kirchhoff was associated with several financial services firms, including PaineWebber, UBS, and Stifel, from approximately August 1996 to April 2010. During this period, his responsibilities included client advisory, portfolio management and business development. During his tenure, Mr. Kirchhoff held licenses including Series 7,63,65. Mr. Kirchhoff has served as President of JangIt Inc from June 2010 to the present and Digital Research Technology Inc. from April 2015 to the present. In these roles, his responsibilities included overseeing strategic initiatives such as product development, capital raising and operational management. During his tenure, these companies developed intellectual property, including a patent issued in March 2020, and conducted Phase I and Phase II product rollouts in March 2012 and August 2021, and implemented technology initiatives, including artificial intelligence applications, in 2020. He also participated in financing activities, including private placements and public offerings. Mr. Kirchhoff’s experience includes entrepreneurial ventures, financial consulting, executive leadership, with a focus on capital markets, operations, and growth strategies. Mr. Kirchhoff received an Associates Degree in Business Technology from Iowa Western in April 1988. There are no family relationships between Mr. Kirchhoff and any director or executive officer of the Company, and there are no arrangements or understandings pursuant to which he was selected as a director. In addition, Mr. Kirchhoff has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Scott Carlston, age 54, Chief Financial Officer. Mr. Carlston has over 30 years of experience in accounting and financial management. His background includes corporate finance, business operations, capital formation, and consulting for both large and small organizations. Mr. Carlston has owned and operated businesses and has provided financial consulting services across multiple industries. His experience includes participation in capital raising activities, underwriting projects, and serving as a director of a nonprofit organization qualifying under Section 501(c)(3) of the Internal Revenue Code. Since approximately January 2010, Mr. Carlston has served as Chief Financial Officer of Simple Products Corp., where he has overseen financial operations and supported company growth initiatives. During his tenure, the company’s annual revenue increased from approximately $3,000,000 to approximately $20,000,000 over a 3-year period. He also assisted in securing and expanding the company’s credit facilities from approximately $2,500,000 to approximately $9,000,000. Mr. Carlston has been involved in acquisition and growth initiatives, including financial analysis and transaction support. He has also worked with legal counsel in connection with securities offerings, including the preparation of registration statements on Form S-1 and private placement memoranda. Mr. Carlston received a Bachelor of Science in Finance from Utah State University in May 1996. There are no family relationships between Mr. Carlston and any director or executive officer of the Company, and there are no arrangements or understandings pursuant to which he was selected as a director. In addition, Mr. Carlston has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1      Press Release dated March 26, 2026

104      Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transglobal Management Group, Inc.

Date: March 26, 2026	By:	/s/ Kelly L. Kirchhoff
Kelly L. Kirchhoff
Chief Executive Officer

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